UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985
                                   ----------

                         TEMPLETON EMERGING MARKETS FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/06
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                          AUGUST 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      ANNUAL REPORT                                            INTERNATIONAL
--------------------------------------------------------------------------------

                                    TEMPLETON
                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Not part of the annual report

Contents

ANNUAL REPORT

Templeton Emerging Markets Fund ............................................   1

Performance Summary ........................................................   6

Important Notice to Shareholders ...........................................   7

Financial Highlights and Statement of Investments ..........................   8

Financial Statements .......................................................  15

Notes to Financial Statements ..............................................  18

Report of Independent Registered Public Accounting Firm ....................  25

Tax Designation ............................................................  26

Annual Meeting of Shareholders .............................................  28

Board Members and Officers .................................................  31

Shareholder Information ....................................................  37

--------------------------------------------------------------------------------

Annual Report

Templeton Emerging Markets Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/06
  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]
Asia ....................................................................  50.8%
Europe ..................................................................  24.7%
Latin America ...........................................................  13.4%
Middle East & Africa ....................................................   9.8%
Short-Term Investments & Other Net Assets ...............................   1.3%

--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Templeton Emerging Markets Fund covers the fiscal year ended August 31, 2006.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 9.


                                                               Annual Report | 1

TOP 10 COUNTRIES
Based on Equity Investments as of 8/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
South Korea                                                                16.1%
--------------------------------------------------------------------------------
China                                                                      11.9%
--------------------------------------------------------------------------------
Taiwan                                                                     10.9%
--------------------------------------------------------------------------------
Brazil                                                                     10.4%
--------------------------------------------------------------------------------
South Africa                                                                9.6%
--------------------------------------------------------------------------------
Russia                                                                      7.7%
--------------------------------------------------------------------------------
Turkey                                                                      7.5%
--------------------------------------------------------------------------------
Thailand                                                                    3.5%
--------------------------------------------------------------------------------
India                                                                       2.9%
--------------------------------------------------------------------------------
Mexico                                                                      2.6%
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Templeton Emerging Markets Fund delivered cumulative total returns of +15.01% based on market price and +27.64% based on net asset value for the 12 months under review. The Morgan Stanley Capital International (MSCI) Emerging Markets
(EM) Index posted a +30.99% cumulative total return for the same period. 1 In line with our investment strategy, we are pleased with our long-term results, which you will find in the Performance Summary on page 6. For example, for the 10-year period ended August 31, 2006, the Fund delivered cumulative total returns of +135.19% based on market price and +169.97% based on net asset value, compared with the MSCI EM Index's +107.61% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

ECONOMIC AND MARKET OVERVIEW

Emerging markets outperformed most developed markets during the period under review. Although a stock market correction in May led to some volatility, many emerging markets had attractive valuations and strong underlying fundamentals. The U.S. Federal Reserve Board's decision in August to leave interest rates unchanged provided investors, especially those in Asian markets, with another reason to be positive. Emerging market mutual fund inflows also stabilized in the latter part of the fiscal year as a strong economic environment and higher commodity prices, which helped many emerging market countries' exports, boosted investor confidence.

The Russian market was one of the top performers as investors remained drawn to the country's strong economic growth, strengthening finances as a result of high commodity prices, and stable political environment. The Turkish market underperformed its counterparts largely due to uncertainty resulting from the lira's weakness, high inflation and a large external deficit. However, Turkey's progress on implementing structural reforms, International Monetary Fund support and continued efforts to ensure European Union accession could allow Turkey to overcome these difficulties. High commodity prices, strong economic growth and market stability supported the South African market.

Latin American economies reported strong economic data and exhibited improved fiscal positions during the period. For example, Mexico, Brazil and

1. Source: Standard & Poor's Micropal. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. As of 8/31/06, the Fund's 10-year average annual total returns were +8.93% based on market price and +10.44% based on net asset value. The MSCI EM Index's average annual total return for the same period was +7.58%. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2 | Annual Report

Argentina repaid debt to international creditors. Investors also focused on politics as some countries held presidential and general elections during the period. In Asia, countries such as India and Indonesia registered strong gains as fund flows stabilized, while Taiwan and Thailand underperformed due to political instability. China's strong economic growth and high liquidity propelled stock prices despite the government's efforts to moderate economic growth. Greater domestic liquidity, a weakening won and expectations for a recovery in domestic consumption fueled South Korea's stock market appreciation.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

The Fund's performance relative to the MSCI EM Index benefited from stock selection in Taiwan and Brazil. Key Taiwanese and Brazilian companies that outperformed the index, and where the Fund had overweighted exposure, were Banco Bradesco, Uni-President Enterprises and Souza Cruz. An underweighted position in Israel and overweighted exposure to Croatia further enhanced relative performance. The Fund held only one Croatian stock, Pliva, which outperformed the index.

Alternatively, our stock selection in and underweighted exposures to India and Mexico hampered Fund performance. In India, the Fund's overweighted position in Hindustan Petroleum and underweighted holding in Reliance Industries (sold by period-end) hindered the Fund's results. The Fund preferred to hold Hindustan Petroleum instead of its peer, Reliance Industries, because of what we believed was the former's more attractive valuation and the latter's lack of transparency. In Mexico, we held America Movil only for a short time, which hurt relative performance because the stock experienced strong price appreciation during the period. We did not own the company long because of what we considered its expensive valuation. Despite delivering positive absolute returns, the Fund's investments in Singapore, not an index component, adversely impacted relative performance because some stocks underperformed the index.

TOP 10 EQUITY HOLDINGS
8/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Samsung Electronics Co. Ltd.                                                5.2%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, SOUTH KOREA
--------------------------------------------------------------------------------
PetroChina Co. Ltd., common & restricted                                    3.6%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR, pfd.                                           3.4%
  OIL, GAS & CONSUMABLE FUELS, BRAZIL
--------------------------------------------------------------------------------
LUKOIL, ADR                                                                 3.1%
  OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
Anglo American PLC                                                          2.3%
  METALS & MINING, SOUTH AFRICA
--------------------------------------------------------------------------------
Remgro Ltd.                                                                 2.3%
  DIVERSIFIED FINANCIAL SERVICES,
  SOUTH AFRICA
--------------------------------------------------------------------------------
China Mobile Ltd.                                                           2.1%
  WIRELESS TELECOMMUNICATION SERVICES,
  CHINA
--------------------------------------------------------------------------------
Gazprom, ADR                                                                2.0%
  OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
Co. Ltd.                                                                    1.9%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------
Banco Bradesco SA, ADR, pfd.                                                1.9%
  COMMERCIAL BANKS, BRAZIL
--------------------------------------------------------------------------------


                                                               Annual Report | 3

At the sector level, the health care sector had the largest positive contribution to relative performance mainly due to the Fund's investment in Pliva, a non-index holding, rather than Teva Pharmaceutical Industries, which is in the index, due to what we believed were its more attractive valuations. 2 Underweighted exposure to information technology and stock selection in consumer staples further supported performance. 3 In consumer staples, overweighted positions in Uni-President Enterprises and CJ Corp. (both sold by period-end) contributed the most to relative performance. On the other hand, stock selection in the telecommunication services and consumer discretionary sectors detracted from relative performance. 4

May's market correction contributed to what we considered attractive valuations. In line with our investment strategy, we used this as an opportunity to increase the Fund's exposure to companies we believed to be oversold mainly due to weak global market sentiment rather than poor fundamentals. We made significant purchases in Turkey's banking, multi-sector holding, and oil, gas and consumable fuels industries as we expect them to benefit from greater domestic demand and high oil prices. Specific investments included new positions in Turkiye Vakiflar Bankasi (Vakifbank) and Akbank, two major commercial and consumer banks; and KOC Holding, a leading diversified conglomerate with interests in automotive, consumer durables, energy and finance. We also added to our holding in Tupras-Turkiye Petrol Rafineleri (Tupras Petrol), the country's largest industrial company with a dominant oil refining market share.

The Fund also increased its overall exposure to the oil, gas and consumable fuels industry as we believe energy stocks could benefit from greater revenues and earnings as a result of relatively high oil prices. Key investments included new positions in Russia's Gazprom, the world's largest gas producer in terms of reserves and production; and CNOOC, China's largest offshore oil and natural gas exploration and production company. We also added to existing holdings in PetroChina, a dominant player in the oil and gas exploration, development and production industry; and Russia's LUKOIL, one of the world's largest vertically integrated oil companies.

In line with our investment strategy, we made selective purchases in South Africa and Thailand. Significant additions in South Africa included new positions in

2.    The health care sector comprises pharmaceuticals in the SOI.

3. The information technology sector comprises electronic equipment and instruments, and semiconductors and semi-conductor equipment in the SOI, while the consumer staples sector comprises beverages, food and staples retailing, food products, household products, personal products, and tobacco.

4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI, while the consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; and household durables.


4 | Annual Report

MTN Group, a dominant wireless telecommunications services provider in Africa; Imperial Holdings, a diversified transport, logistics and services group; and Edgars Consolidated Stores, a leading specialty fashion retailer in southern Africa. We believe higher incomes and strong consumer demand could lead to greater consumption of the products and services offered by these economic sectors. Thai investments included adding to positions in Siam Cement Public, Thailand's largest industrial conglomerate with substantial businesses in cement, petrochemicals and industrial paper; and Bangkok Bank Public and Kasikornbank Public, two of the country's largest banks. We believe Thailand's banking sector could continue to benefit from structural reforms, which should unlock value going forward.

Conversely, countries where we substantially reduced exposure during the period were Singapore, South Korea, Taiwan and Mexico as certain stocks reached their sale targets. Specific sales included Daewoo Shipbuilding & Marine Engineering, South Korea's major shipbuilder; CJ Corp., a prominent integrated food maker in South Korea; Keppel, Singapore's largest shipyard operator; and Mexico's Fomento Economico Mexicano, a dominant player in its beer market. We also sold much of our holding in Singapore's Fraser & Neave, a market leader in Asia's soft drink market.

Thank you for your continued participation in Templeton Emerging Markets Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]       /s/ Mark Mobius

                      Mark Mobius
                      President and Chief Executive Officer -
                      Investment Management
                      Templeton Emerging Markets Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

Performance Summary as of 8/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------
SYMBOL: EMF                                                      CHANGE          8/31/06          8/31/05
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            +$2.58           $20.56           $17.98
----------------------------------------------------------------------------------------------------------
Market Price (NYSE)                                              +$0.63           $18.94           $18.31
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                                  $0.3883
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                           $1.6082
----------------------------------------------------------------------------------------------------------
TOTAL                                            $1.9965
----------------------------------------------------------------------------------------------------------

PERFORMANCE

----------------------------------------------------------------------------------------------------------
                                                                 1-YEAR           5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1
----------------------------------------------------------------------------------------------------------
    Based on change in NAV 2                                     +27.64%         +177.12%         +169.97%
----------------------------------------------------------------------------------------------------------
    Based on change in market price 3                            +15.01%         +170.08%         +135.19%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 1
----------------------------------------------------------------------------------------------------------
    Based on change in NAV 2                                     +27.64%          +22.61%          +10.44%
----------------------------------------------------------------------------------------------------------
    Based on change in market price 3                            +15.01%          +21.99%           +8.93%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2.    Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


6 | Annual Report

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


                                                               Annual Report | 7

Templeton Emerging Markets Fund

FINANCIAL HIGHLIGHTS

                                                      --------------------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                        2006           2005           2004           2003           2002
                                                      --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $  17.98       $  13.40       $  10.82       $   8.76       $   8.86
                                                      --------------------------------------------------------------------
Income from investment operations:

 Net investment income a ..........................       0.33           0.32           0.22           0.18           0.15

 Net realized and unrealized gains (losses) .......       4.25           4.51           2.59           2.03          (0.14)
                                                      --------------------------------------------------------------------
Total from investment operations ..................       4.58           4.83           2.81           2.21           0.01
                                                      --------------------------------------------------------------------
Less distributions from:

 Net investment income ............................      (0.39)         (0.25)         (0.23)         (0.15)         (0.11)

 Net realized gains ...............................      (1.61)            --             --             --             --
                                                      --------------------------------------------------------------------
Total distributions ...............................      (2.00)         (0.25)         (0.23)         (0.15)         (0.11)
                                                      --------------------------------------------------------------------
Net asset value, end of year ......................   $  20.56       $  17.98       $  13.40       $  10.82       $   8.76
                                                      ---------------------------------------------------------------------
Market value, end of year b .......................   $  18.94       $  18.31       $  14.24       $  11.84       $   8.00
                                                      ====================================================================

Total return (based on market value per share) ....      15.01%         30.66%         22.62%         50.83%         (2.82)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $366,549       $318,240       $236,848       $191,076       $154,640

Ratios to average net assets:

 Expenses .........................................       1.58% c        1.57% c        1.63% c        1.84%          1.64%

 Net investment income ............................       1.66%          2.00%          1.70%          1.94%          1.67%

Portfolio turnover rate ...........................      43.03%         36.04%         67.63%         48.69%         65.13%

a     Based on average daily shares outstanding.

b     Based on the last sale on the New York Stock Exchange.

c     Benefit of expense reduction rounds to less than 0.01%.


8 | The accompanying notes are an integral part of these financial statements.
  | Annual Report

Templeton Emerging Markets Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                     SHARES/RIGHTS      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.7%
  COMMON STOCKS AND RIGHTS 90.2%
  ARGENTINA 0.0% a
b Grupo Financiero Galicia SA, ADR .....................                 Commercial Banks                       4,860   $     29,306
b Ternium SA, ADR ......................................                 Metals & Mining                        3,600         90,756
                                                                                                                        ------------
                                                                                                                             120,062
                                                                                                                        ------------
  AUSTRIA 0.5%
  Wienerberger AG ......................................                Building Products                      35,150      1,687,431
                                                                                                                        ------------
  BRAZIL 2.0%
  Centrais Eletricas Brasileiras SA ....................                Electric Utilities                 67,922,000      1,482,626
  Centrais Eletricas Brasileiras SA (Non-Taxable) ......                Electric Utilities                 91,072,000      1,987,952
  Souza Cruz SA ........................................                     Tobacco                          229,973      3,759,587
                                                                                                                        ------------
                                                                                                                           7,230,165
                                                                                                                        ------------
  CHINA 11.9%
  Aluminum Corp. of China Ltd., H ......................                 Metals & Mining                    6,288,000      4,487,242
  Anhui Conch Cement Co. Ltd., H .......................              Construction Materials                  776,000      1,466,739
  China Mobile Ltd. ....................................       Wireless Telecommunication Services          1,135,500      7,635,944
  China Petroleum and Chemical Corp., H ................           Oil, Gas & Consumable Fuels              7,410,000      4,411,366
  China Telecom Corp. Ltd., H ..........................      Diversified Telecommunication Services        2,052,000        691,278
  China Travel International Investment
   Hong Kong Ltd. ......................................          Hotels, Restaurants & Leisure             3,022,000        738,281
  Chongqing Changan Automobile Co. Ltd., B .............                   Automobiles                      1,487,800        717,381
  CNOOC Ltd. ...........................................           Oil, Gas & Consumable Fuels              6,512,000      5,693,735
  Datang International Power Generation Co. ............
   Ltd., H .............................................   Independent Power Producers & Energy Traders       380,000        253,586
  Denway Motors Ltd. ...................................                   Automobiles                      5,596,730      1,784,678
  Huaneng Power International Inc., H ..................   Independent Power Producers & Energy Traders       961,000        638,834
  PetroChina Co. Ltd., H ...............................           Oil, Gas & Consumable Fuels              9,832,000     11,087,035
c PetroChina Co. Ltd., H, 144A .........................           Oil, Gas & Consumable Fuels              1,856,000      2,092,915
  Shanghai Industrial Holdings Ltd. ....................             Industrial Conglomerates                 973,000      1,899,147
                                                                                                                        ------------
                                                                                                                          43,598,161
                                                                                                                        ------------
  CROATIA 1.4%
d Pliva d.d., GDR, Reg S ...............................                 Pharmaceuticals                      179,920      5,208,684
                                                                                                                        ------------
  CZECH REPUBLIC 0.1%
  Philip Morris CR AS ..................................                     Tobacco                              904        379,790
                                                                                                                        ------------
  FINLAND 0.4%
  Nokian Renkaat OYJ ...................................                 Auto Components                       85,680      1,500,600
                                                                                                                        ------------
  HONG KONG 1.7%
  Cheung Kong (Holdings) Ltd. ..........................                   Real Estate                        298,000      3,291,420
  Cheung Kong Infrastructure Holdings Ltd. .............                Electric Utilities                    244,000        773,358
  Dairy Farm International Holdings Ltd. ...............             Food & Staples Retailing                 183,900        566,412
  MTR Corp. Ltd. .......................................                   Road & Rail                        599,830      1,533,270
                                                                                                                        ------------
                                                                                                                           6,164,460
                                                                                                                        ------------


                                                               Annual Report | 9

Templeton Emerging Markets Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                     SHARES/RIGHTS      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND RIGHTS (CONTINUED)
  HUNGARY 2.5%
  BorsodChem Rt ........................................                    Chemicals                          47,907   $    631,711
b Magyar Telekom PLC ...................................      Diversified Telecommunication Services          616,974      2,517,737
  MOL Magyar Olaj-es Gazipari Rt .......................           Oil, Gas & Consumable Fuels                 43,425      4,400,063
  Richter Gedeon Nyrt ..................................                 Pharmaceuticals                        7,304      1,557,889
                                                                                                                        ------------
                                                                                                                           9,107,400
                                                                                                                        ------------
  INDIA 2.9%
  Gail India Ltd. ......................................                  Gas Utilities                       295,286      1,658,443
  Himatsingka Seide Ltd. ...............................         Textiles, Apparel & Luxury Goods              81,970        207,835
  Hindustan Petroleum Corp. Ltd. .......................           Oil, Gas & Consumable Fuels                434,540      2,598,545
  Indian Oil Corp. Ltd. ................................           Oil, Gas & Consumable Fuels                104,300      1,110,880
  Oil & Natural Gas Corp. Ltd. .........................           Oil, Gas & Consumable Fuels                166,930      4,366,828
c Oil & Natural Gas Corp. Ltd., 144A ...................           Oil, Gas & Consumable Fuels                 30,430        796,038
                                                                                                                        ------------
                                                                                                                          10,738,569
                                                                                                                        ------------
  INDONESIA 0.6%
  PT Astra International Tbk ...........................                   Automobiles                      1,409,000      1,715,466
  PT Bank Danamon Indonesia Tbk ........................                 Commercial Banks                   1,109,500        596,309
                                                                                                                        ------------
                                                                                                                           2,311,775
                                                                                                                        ------------
  ISRAEL 0.2%
b Taro Pharmaceutical Industries Ltd. ..................                 Pharmaceuticals                       46,850        612,798
                                                                                                                        ------------
  MALAYSIA 1.9%
  Maxis Communications Bhd .............................       Wireless Telecommunication Services          1,146,500      2,740,886
  Resorts World Bhd ....................................          Hotels, Restaurants & Leisure               632,500      2,044,757
  Sime Darby Bhd .......................................             Industrial Conglomerates                 908,400      1,468,345
  Tanjong PLC ..........................................   Independent Power Producers & Energy Traders       149,800        537,180
  YTL Power International Bhd ..........................                 Water Utilities                      491,084        256,148
                                                                                                                        ------------
                                                                                                                           7,047,316
                                                                                                                        ------------
  MEXICO 2.6%
  Grupo Bimbo SA de CV, A ..............................                  Food Products                       176,271        576,667
  Kimberly Clark de Mexico SA de CV, A .................                Household Products                  1,572,800      5,923,673
  Telefonos de Mexico SA de CV, L, ADR .................      Diversified Telecommunication Services          133,674      3,226,890
                                                                                                                        ------------
                                                                                                                           9,727,230
                                                                                                                        ------------
  PANAMA 0.3%
  Banco Latinoamericano de Exportaciones SA, E .........                 Commercial Banks                      56,700        933,282
                                                                                                                        ------------
  PERU 0.1%
  Compania de Minas Buenaventura SA, ADR ...............                 Metals & Mining                       14,200        396,890
                                                                                                                        ------------
  PHILIPPINES 0.7%
  San Miguel Corp., B ..................................                    Beverages                       1,862,699      2,603,379
                                                                                                                        ------------


10 | Annual Report

Templeton Emerging Markets Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                     SHARES/RIGHTS      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND RIGHTS (CONTINUED)
  POLAND 1.2%
b Polski Koncern Naftowy Orlen SA ......................           Oil, Gas & Consumable Fuels                134,450   $  2,241,560
  Telekomunikacja Polska SA ............................      Diversified Telecommunication Services          314,099      2,057,996
                                                                                                                        ------------
                                                                                                                           4,299,556
                                                                                                                        ------------
  PORTUGAL 0.2%
  Jeronimo Martins SGPS SA .............................             Food & Staples Retailing                  45,879        820,571
                                                                                                                        ------------
  RUSSIA 7.7%
  Gazprom ..............................................           Oil, Gas & Consumable Fuels                169,250      1,988,687
  Gazprom, ADR .........................................           Oil, Gas & Consumable Fuels                113,610      5,339,670
  LUKOIL, ADR ..........................................           Oil, Gas & Consumable Fuels                101,006      8,459,252
  LUKOIL, ADR (London Exchange) ........................           Oil, Gas & Consumable Fuels                 36,510      3,055,887
  Mining and Metallurgical Co. Norilsk Nickel ..........                 Metals & Mining                       44,679      5,986,986
  Mobile Telesystems, ADR ..............................       Wireless Telecommunication Services             77,300      2,829,180
b ZAO Polyus Gold Co. ..................................                 Metals & Mining                       16,609        705,883
                                                                                                                        ------------
                                                                                                                          28,365,545
                                                                                                                        ------------
  SINGAPORE 0.6%
  ComfortDelGro Corp. Ltd. .............................                   Road & Rail                      1,505,000      1,434,472
  Fraser and Neave Ltd. ................................             Industrial Conglomerates                 283,900        717,980
                                                                                                                        ------------
                                                                                                                           2,152,452
                                                                                                                        ------------
  SOUTH AFRICA 9.6%
  Anglo American PLC ...................................                 Metals & Mining                      199,236      8,594,196
  Edgars Consolidated Stores Ltd. ......................                 Specialty Retail                     296,151      1,134,615
b Imperial Holdings Ltd. ...............................             Air Freight & Logistics                   84,630      1,674,039
  JD Group Ltd. ........................................                 Specialty Retail                     144,080      1,332,000
  Massmart Holdings Ltd. ...............................             Food & Staples Retailing                 204,165      1,561,845
  MTN Group Ltd. .......................................       Wireless Telecommunication Services            241,400      1,916,724
  Nampak Ltd. ..........................................              Containers & Packaging                  182,864        435,584
  Nedbank Group Ltd. ...................................                 Commercial Banks                     289,087      4,432,212
  Old Mutual PLC .......................................                    Insurance                       1,835,260      5,722,124
  Remgro Ltd. ..........................................          Diversified Financial Services              422,870      8,408,680
                                                                                                                        ------------
                                                                                                                          35,212,019
                                                                                                                        ------------
  SOUTH KOREA 16.1%
  Hana Financial Group Inc. ............................                 Commercial Banks                     112,352      4,844,471
  Hite Brewery Co. Ltd. ................................                    Beverages                           7,959        902,456
  Hyundai Development Co. ..............................            Construction & Engineering                104,630      4,288,382
  Hyundai Motor Co. Ltd. ...............................                   Automobiles                          1,710        144,086
  Kangwon Land Inc. ....................................          Hotels, Restaurants & Leisure               256,748      4,860,932
  Korea Gas Corp. ......................................                  Gas Utilities                        35,380      1,306,554
  LG Card Co. Ltd. .....................................                 Consumer Finance                      82,840      5,075,706
  LG Chem Ltd. .........................................                    Chemicals                          20,170        821,445
  LG Corp. .............................................             Industrial Conglomerates                  53,000      1,579,580
  LG Electronics Inc. ..................................                Household Durables                     31,790      2,129,695
  LG Petrochemical Co. Ltd. ............................                    Chemicals                          33,950        738,120


                                                              Annual Report | 11

Templeton Emerging Markets Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                     SHARES/RIGHTS      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    SOUTH KOREA (CONTINUED)
b,c Lotte Shopping Co. Ltd., GDR, 144A .................                 Multiline Retail                     163,000   $  2,754,700
    Samsung Electronics Co. Ltd. .......................     Semiconductors & Semiconductor Equipment          27,936     18,889,421
    Samsung Fine Chemicals Co. Ltd. ....................                    Chemicals                          48,300      1,205,867
    Shinhan Financial Group Co. Ltd. ...................                 Commercial Banks                      65,610      2,958,695
    SK Corp. ...........................................           Oil, Gas & Consumable Fuels                 49,120      3,162,934
    SK Telecom Co. Ltd. ................................       Wireless Telecommunication Services             17,080      3,322,542
                                                                                                                        ------------
                                                                                                                          58,985,586
                                                                                                                        ------------
    SWEDEN 0.9%
    Oriflame Cosmetics SA, SDR .........................                Personal Products                      91,120      3,143,001
                                                                                                                        ------------
    TAIWAN 10.9%
    Asustek Computer Inc. ..............................             Computers & Peripherals                  805,200      1,806,413
    AU Optronics Corp. .................................        Electronic Equipment & Instruments            807,520      1,195,471
  b BenQ Corp. .........................................             Computers & Peripherals                  306,000        158,600
    China Motor Corp. ..................................                   Automobiles                          5,505          4,167
    Chinatrust Financial Holding Co. Ltd. ..............                 Commercial Banks                   1,481,016        970,206
    Chunghwa Telecom Co. Ltd. ..........................      Diversified Telecommunication Services        1,444,320      2,370,905
    D-Link Corp. .......................................             Communications Equipment               2,221,940      2,181,683
    LITE-ON IT Corp. ...................................             Computers & Peripherals                   82,820         91,516
  b Lite-On Technology Corp. ...........................             Computers & Peripherals                2,198,098      2,729,581
    MediaTek Inc. ......................................     Semiconductors & Semiconductor Equipment         200,090      1,824,751
    Mega Financial Holding Co. Ltd. ....................                 Commercial Banks                   7,825,661      5,197,917
    President Chain Store Corp. ........................             Food & Staples Retailing                 926,188      1,886,387
    Realtek Semiconductor Corp. ........................     Semiconductors & Semiconductor Equipment       2,292,360      2,898,899
    Siliconware Precision Industries Co. ...............     Semiconductors & Semiconductor Equipment       1,551,699      1,839,624
    Sunplus Technology Co. Ltd. ........................     Semiconductors & Semiconductor Equipment       1,897,676      1,820,029
    Synnex Technology International Corp. ..............        Electronic Equipment & Instruments          1,359,952      1,207,156
    Taiwan Mobile Co. Ltd. .............................       Wireless Telecommunication Services          5,208,372      4,844,850
    Taiwan Semiconductor Manufacturing Co. Ltd. ........     Semiconductors & Semiconductor Equipment       3,858,717      6,815,159
  b Yageo Corp. ........................................        Electronic Equipment & Instruments            375,000        129,385
                                                                                                                        ------------
                                                                                                                          39,972,699
                                                                                                                        ------------
    THAILAND 3.5%
    Aromatics (Thailand) Public Co. Ltd., fgn ..........                    Chemicals                         153,800        123,801
    Bangkok Bank Public Co. Ltd., fgn ..................                 Commercial Banks                     618,000      1,808,941
    Kasikornbank Public Co. Ltd., fgn ..................                 Commercial Banks                   2,165,300      3,745,197
    Kiatnakin Bank Public Co. Ltd., fgn ................                 Consumer Finance                     407,000        308,662
    Land and Houses Public Co. Ltd., fgn ...............                Household Durables                  6,872,332      1,389,828
    Siam Cement Public Co. Ltd., fgn ...................              Construction Materials                  442,920      2,757,937
    Siam Commercial Bank Public Co. Ltd., fgn ..........                 Commercial Banks                     918,100      1,416,972
  b TMB Bank Public Co. Ltd., fgn ......................                 Commercial Banks                  16,891,500      1,465,308
  b True Corp. Public Co. Ltd., rts., 3/28/08 ..........      Diversified Telecommunication Services          246,818             --
                                                                                                                        ------------
                                                                                                                          13,016,646
                                                                                                                        ------------
    TURKEY 7.5%
    Akbank TAS .........................................                 Commercial Banks                   1,050,685      5,738,704
    Arcelik AS, Br .....................................                Household Durables                    540,651      3,488,190


12 | Annual Report

Templeton Emerging Markets Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                     SHARES/RIGHTS      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    TURKEY (CONTINUED)
  b KOC Holding AS .....................................             Industrial Conglomerates                 588,935   $  2,191,367
  b Migros Turk TAS ....................................             Food & Staples Retailing                 151,760      1,460,925
    Tupras-Turkiye Petrol Rafineleri AS ................           Oil, Gas & Consumable Fuels                337,186      6,158,070
  b Turk Hava Yollari Anonim Ortakligi .................                     Airlines                          69,000        240,254
b,c Turk Hava Yollari Anonim Ortakligi, 144A ...........                     Airlines                         435,000      1,514,645
    Turkcell Iletisim Hizmetleri AS ....................       Wireless Telecommunication Services            525,317      2,438,831
    Turkiye Is Bankasi (Isbank), C .....................                 Commercial Banks                     356,726      2,057,988
    Turkiye Vakiflar Bankasi T.A.O .....................                 Commercial Banks                     442,104      2,037,415
                                                                                                                        ------------
                                                                                                                          27,326,389
                                                                                                                        ------------
    UNITED KINGDOM 2.2%
    HSBC Holdings PLC ..................................                 Commercial Banks                     244,825      4,444,925
    Provident Financial PLC ............................                 Consumer Finance                     285,785      3,564,175
                                                                                                                        ------------
                                                                                                                           8,009,100
                                                                                                                        ------------
    TOTAL COMMON STOCKS AND RIGHTS
     (COST $239,866,034) ...............................                                                                 330,671,556
                                                                                                                        ------------
    PREFERRED STOCKS 8.5%
    BRAZIL 8.4%
    Banco Bradesco SA, ADR, pfd ........................                 Commercial Banks                     208,074      6,808,181
    Braskem SA, pfd., A ................................                    Chemicals                          36,066        234,665
    Companhia Vale do Rio Doce, ADR, pfd., A ...........                 Metals & Mining                      338,100      6,085,800
    Petroleo Brasileiro SA, ADR, pfd ...................           Oil, Gas & Consumable Fuels                153,880     12,405,806
    Sadia SA, pfd ......................................                  Food Products                       157,306        421,879
    Suzano Papel e Celulose SA, pfd., A ................             Paper & Forest Products                  118,196        719,430
    Unibanco - Uniao de Bancos Brasileiros SA,
     GDR, pfd ..........................................                 Commercial Banks                      47,600      3,443,860
    Usinas Siderurgicas de Minas Gerais SA, pfd., A ....                 Metals & Mining                       21,058        660,223
                                                                                                                        ------------
                                                                                                                          30,779,844
                                                                                                                        ------------
    RUSSIA 0.1%
    Surgutneftegaz, pfd ................................           Oil, Gas & Consumable Fuels                507,000        506,281
                                                                                                                        ------------
    TOTAL PREFERRED STOCKS
     (COST $18,591,221) ................................                                                                  31,286,125
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS
     (COST $258,457,255) ...............................                                                                 361,957,681
                                                                                                                        ------------


                                                              Annual Report | 13

Templeton Emerging Markets Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (COST $2,791,650) 0.8%
  MONEY MARKET FUND 0.8%
  UNITED STATES 0.8%
e Franklin Institutional Fiduciary Trust Money
  Market Portfolio, 4.99% ..............................                                                    2,791,650   $  2,791,650
                                                                                                                        ------------
  TOTAL INVESTMENTS
   (COST $261,248,905) 99.5% ...........................                                                                 364,749,331
  OTHER ASSETS, LESS LIABILITIES 0.5% ..................                                                                   1,799,995
                                                                                                                        ------------
  NET ASSETS 100.0% ....................................                                                                $366,549,326
                                                                                                                        ============

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
GDR - Global Depository Receipt
SDR - Swedish Depository Receipt

a     Rounds to less than 0.1% of net assets.

b     Non-income producing for the twelve months ended August 31, 2006.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund's Board of Trustees. At August 31, 2006, the aggregate value of these securities was $7,158,298, representing 1.95% of net assets.

d Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2006, the value of this security was $5,208,684, representing 1.42% of net assets.

e See Note 8 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Emerging Markets Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2006

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...................................   $258,457,255
  Cost - Sweep Money Fund (Note 8) ..............................      2,791,650
                                                                    ------------
  Total cost of investments .....................................   $261,248,905
                                                                    ============
  Value - Unaffiliated Issuers ..................................   $361,957,681
  Value - Sweep Money Fund (Note 8) .............................      2,791,650
                                                                    ------------
  Total value of investments ....................................    364,749,331
 Cash ...........................................................        298,949
 Foreign currency, at value (cost $304,093) .....................        279,869
 Receivables:
  Investment securities sold ....................................        538,919
  Dividends .....................................................      1,079,248
  Foreign tax ...................................................        250,272
                                                                    ------------
        Total assets ............................................    367,196,588
                                                                    ------------
Liabilities:
 Payables:
  Affiliates ....................................................        437,329
  Deferred taxes ................................................          2,174
 Accrued expenses and other liabilities .........................        207,759
                                                                    ------------
        Total liabilities .......................................        647,262
                                                                    ------------
           Net assets, at value .................................   $366,549,326
                                                                    ============
Net assets consist of:
 Paid-in capital ................................................   $207,724,757
 Undistributed net investment income ............................        868,049
 Net unrealized appreciation (depreciation) .....................    103,463,418
 Accumulated net realized gain (loss) ...........................     54,493,102
                                                                    ------------
           Net assets, at value .................................   $366,549,326
                                                                    ============
Shares outstanding ..............................................     17,829,304
                                                                    ============
Net asset value per share .......................................   $      20.56
                                                                    ============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Emerging Markets Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2006

Investment income:
 Dividends (net of foreign taxes of $918,873)
  Unaffiliated issuers ..........................................................   $10,406,410
  Sweep Money Fund (Note 8) .....................................................       915,789
 Interest (net of foreign taxes of $93) .........................................           461
                                                                                    -----------
        Total investment income .................................................    11,322,660
                                                                                    -----------
Expenses:
 Management fees (Note 3a) ......................................................     4,352,396
 Administrative fees (Note 3b) ..................................................       524,583
 Transfer agent fees ............................................................        56,584
 Custodian fees (Note 4) ........................................................       372,142
 Reports to shareholders ........................................................        55,169
 Registration and filing fees ...................................................        26,564
 Professional fees ..............................................................        56,191
 Trustees' fees and expenses ....................................................        40,762
 Other ..........................................................................        29,627
                                                                                    -----------
        Total expenses ..........................................................     5,514,018
        Expense reductions (Note 4) .............................................          (724)
                                                                                    -----------
           Net expenses .........................................................     5,513,294
                                                                                    -----------
              Net investment income .............................................     5,809,366
                                                                                    -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $24,773) .................................    59,022,505
  Foreign currency transactions .................................................      (272,830)
                                                                                    -----------
           Net realized gain (loss) .............................................    58,749,675
                                                                                    -----------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...................................................................    16,718,946
  Translation of assets and liabilities denominated in foreign currencies .......       (24,225)
  Change in deferred taxes on unrealized appreciation ...........................        11,854
                                                                                    -----------
           Net change in unrealized appreciation (depreciation) .................    16,706,575
                                                                                    -----------
Net realized and unrealized gain (loss) .........................................    75,456,250
                                                                                    -----------
Net increase (decrease) in net assets resulting from operations .................   $81,265,616
                                                                                    ===========


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               ----------------------------
                                                                                                   YEAR ENDED AUGUST 31,
                                                                                                   2006            2005
                                                                                               ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................   $  5,809,366    $  5,699,526
  Net realized gain (loss) from investments and foreign currency transactions ..............     58,749,675      30,281,676
  Net change in unrealized appreciation (depreciation) on investments, translation of
    assets and liabilities denominated in foreign currencies, and deferred taxes ...........     16,706,575      49,504,071
                                                                                               ----------------------------
        Net increase (decrease) in net assets resulting from operations ....................     81,265,616      85,485,273
                                                                                               ----------------------------
 Distributions to shareholders from:
  Net investment income ....................................................................     (6,873,880)     (4,335,961)
  Net realized gains .......................................................................    (28,486,651)             --
                                                                                               ----------------------------
 Total distributions to shareholders .......................................................    (35,360,531)     (4,335,961)
                                                                                               ----------------------------
 Capital share transactions: (Note 2) ......................................................      2,403,830         242,988
                                                                                               ----------------------------
        Net increase (decrease) in net assets ..............................................     48,308,915      81,392,300
Net assets:
 Beginning of year .........................................................................    318,240,411     236,848,111
                                                                                               ----------------------------
 End of year ...............................................................................   $366,549,326    $318,240,411
                                                                                               ----------------------------
Undistributed net investment income included in net assets:
 End of year ...............................................................................   $    868,049    $  2,172,086
                                                                                               ============================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund (the Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


18 | Annual Report

Templeton Emerging Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                                                              Annual Report | 19

Templeton Emerging Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Board of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the period ended August 31, 2006, there were no shares repurchased.


20 | Annual Report

Templeton Emerging Markets Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At August 31, 2006, there were an unlimited number of shares authorized (without par value). During the year ended August 31, 2006, 132,985 shares were issued for $2,403,830 from reinvested distributions. During the year ended August 31, 2005, 15,994 shares were issued for $242,988 from reinvested distributions.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                           AFFILIATION
--------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)               Investment manager
Franklin Templeton Services, LLC (FT Services)       Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
       1.250%               Up to and including $1 billion
       1.200%               Over $1 billion, up to and including $5 billion
       1.150%               Over $5 billion, up to and including $10 billion
       1.100%               Over $10 billion, up to and including $15 billion
       1.050%               Over $15 billion, up to and including $20 billion
       1.000%               In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average daily net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.


                                                              Annual Report | 21

Templeton Emerging Markets Fund

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2006, the Fund deferred realized currency losses of $203,431.

The tax character of distributions paid during the years ended August 31, 2006 and 2005, was as follows:

                                                      --------------------------
                                                          2006           2005
                                                      --------------------------
Distributions paid from:
   Ordinary income ...............................    $ 6,873,880    $ 4,335,961
   Long term capital gain ........................     28,486,651             --
                                                      --------------------------
                                                      $35,360,531    $ 4,335,961
                                                      ==========================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign taxes on sale of securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign taxes on sales of securities.

At August 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...........................................    $267,812,832
                                                                   ============

Unrealized appreciation .......................................    $102,303,553
Unrealized depreciation .......................................      (5,367,054)
                                                                   ------------
Net unrealized appreciation (depreciation) ....................    $ 96,936,499
                                                                   ============

Undistributed ordinary income .................................    $ 15,976,841
Undistributed long term capital gains .........................      46,151,668
                                                                   ------------
Distributable earnings ........................................    $ 62,128,509
                                                                   ============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2006, aggregated $148,266,101 and $169,605,024, respectively.


22 | Annual Report

Templeton Emerging Markets Fund

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Fund did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006. The Fund did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan


                                                              Annual Report | 23

Templeton Emerging Markets Fund

9. REGULATORY MATTERS (CONTINUED)

will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any,, of applying the various provisions of FIN 48.


24 | Annual Report

Templeton Emerging Markets Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON EMERGING MARKETS FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Fund (the "Fund") at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2006


                                                              Annual Report | 25

Templeton Emerging Markets Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $50,309,168 as a long term capital gain dividend for the fiscal year ended August 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $8,925,710 as a short term capital gain dividend for purpose of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2006.

Under Section 854(b)(2)of the Code, the Fund designates 0.12% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $5,755,661 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $220,163 as interest related dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2006.

At August 31, 2006, more than 50% of the Templeton Emerging Markets Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on November 3, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to shareholders of record.

RECORD DATE: 11/03/2006

--------------------------------------------------------------------------------
                             FOREIGN TAX        FOREIGN            FOREIGN
                                 PAID        SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                       PER SHARE        PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Argentina ................     $0.0000          $0.0001           $0.0001
Austria ..................      0.0004           0.0022            0.0022
Bermuda ..................      0.0000           0.0001            0.0000
Brazil ...................      0.0040           0.0453            0.0039
China ....................      0.0000           0.0360            0.0169
Croatia ..................      0.0000           0.0031            0.0000


26 | Annual Report

Templeton Emerging Markets Fund

--------------------------------------------------------------------------------
                             FOREIGN TAX        FOREIGN           FOREIGN
                                PAID         SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                       PER SHARE        PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Czech Republic ...........     $0.0001          $0.0007           $0.0007
Finland ..................      0.0002           0.0010            0.0010
Hong Kong ................      0.0000           0.0197            0.0000
Hungary ..................      0.0000           0.0059            0.0059
India ....................      0.0014           0.0101            0.0099
Indonesia ................      0.0007           0.0033            0.0033
Malaysia .................      0.0000           0.0103            0.0000
Mexico ...................      0.0000           0.0192            0.0190
Panama ...................      0.0000           0.0039            0.0039
Philippines ..............      0.0007           0.0020            0.0020
Poland ...................      0.0012           0.0057            0.0057
Portugal .................      0.0002           0.0010            0.0010
Russia ...................      0.0027           0.0664            0.0646
Singapore ................      0.0000           0.0089            0.0000
South Africa .............      0.0000           0.0569            0.0138
South Korea ..............      0.0104           0.0464            0.0445
Sweden ...................      0.0000           0.0045            0.0000
Taiwan ...................      0.0277           0.0958            0.0000
Thailand .................      0.0022           0.0159            0.0159
Turkey ...................      0.0010           0.0231            0.0231
United Kingdom ...........      0.0000           0.0089            0.0000
                               ------------------------------------------
TOTAL ....................     $0.0529          $0.4964           $0.2374
                               ==========================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 27

Templeton Emerging Markets Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 24, 2006

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 24, 2006. The purpose of the meeting was to elect three Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Gordon S. Macklin, David W. Niemiec and Larry D. Thompson.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of three (3) Trustees:

--------------------------------------------------------------------------------------------------------
                                                          % OF                                    % OF
                                                          SHARES                                 SHARES
                                             % OF        PRESENT                     % OF        PRESENT
                                          OUTSTANDING      AND                    OUTSTANDING     AND
TERM EXPIRING 2009              FOR         SHARES        VOTING      WITHHELD      SHARES       VOTING
--------------------------------------------------------------------------------------------------------
Gordon S. Macklin .......   15,093,816      84.73%        98.32%      258,823        1.45%        1.68%
David W. Niemiec ........   14,148,927      85.04%        98.68%      203,172        1.14%        1.32%
Larry D. Thompson .......   15,134,240      84.96%        98.58%      217,859        1.22%        1.42%

* Harris J. Ashton, Harmon E. Burns, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Charles B. Johnson, Frank A. Olson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders


28 | Annual Report

Templeton Emerging Markets Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; share dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to Mellon Bank, N.A. (the "Plan Administrator"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Emerging Markets Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.


                                                              Annual Report | 29

Templeton Emerging Markets Fund

TRANSFER AGENT

Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
WWW.MELLONINVESTOR.COM

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol "EMF." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


30 | Annual Report

Templeton Emerging Markets Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is appointed and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION      TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee       Since 1993      143                         Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                      company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)          Trustee       Since 1999      19                          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd.; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
***S. JOSEPH FORTUNATO (1932)     Trustee       Since 1993      144                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Trustee       Since 1996      139                         Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                      Amerada Hess Corporation) (explo-
Suite 2100                                                                                  ration and refining of oil and gas),
Fort Lauderdale, FL 33394-3091                                                              H.J. Heinz Company (processed foods
                                                                                            and allied products), RTI International
                                                                                            Metals, Inc. (manufacture and distri-
                                                                                            bution of titanium), Canadian National
                                                                                            Railway (railroad) and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION      TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
***GORDON S. MACKLIN (1928)       Trustee       Since 1993      143                         Director, MedImmune, Inc. (biotech-
500 East Broward Blvd.                                                                      nology) and Overstock.com (Internet
Suite 2100                                                                                  services); and FORMERLY, Director, MCI
Fort Lauderdale, FL 33394-3091                                                              Communication Corporation (subse-
                                                                                            quently known as MCI WorldCom,
                                                                                            Inc. and WorldCom, Inc.) (communi-
                                                                                            cations services) (1988-2002), White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company) (1987-2004),
                                                                                            Spacehab, Inc. (aerospace services)
                                                                                            (1994-2003) and Martek Biosciences
                                                                                            Corporation (1998-2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; Senior Business Advisor, Martek Biosciences Corporation (research and development); and FORMERLY,
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)           Trustee       Since 2005      19                          Director, Emeritus Corporation (assist-
500 East Broward Blvd.                                                                      ed living) and OSI Pharmaceuticals,
Suite 2100                                                                                  Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and formerly, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)             Trustee       Since 2003      102                         Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                      Amerada Hess Corporation) (explo-
Suite 2100                                                                                  ration and refining of oil and gas) and
Fort Lauderdale, FL 33394-3091                                                              Sentient Jet (private jet service); and
                                                                                            FORMERLY, Director, Becton Dickinson
                                                                                            and Company (medical technology),
                                                                                            Cooper Industries, Inc. (electrical
                                                                                            products and tools and hardware),
                                                                                            Health Net, Inc. (formerly, Foundation
                                                                                            Health) (integrated managed care),
                                                                                            The Hertz Corporation, Pacific
                                                                                            Southwest Airlines, The RCA
                                                                                            Corporation, Unicom (formerly,
                                                                                            Commonwealth Edison), UAL
                                                                                            Corporation (airlines) and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)           Trustee           Since 2005            19                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003)
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS       Trustee           Since 1999            19                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
****ROBERT E. WADE (1946)         Trustee           Since                 29                        Director, El Oro and Exploration
500 East Broward Blvd.                              March 2006                                      Co., p.l.c. (investments) and
Suite 2100                                                                                          ARC Wireless Solutions, Inc.
Fort Lauderdale, FL 33394-3091                                                                      (wireless components and network
                                                                                                    products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)          Vice President    Since 1996            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee,          Trustee and           143                       None
One Franklin Parkway              Chairman of       Chairman of the
San Mateo, CA 94403-1906          the Board and     Board since 1995
                                  Vice President    and Vice President
                                                    since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief             Chief Compliance      Not Applicable            Not Applicable
One Franklin Parkway              Compliance        Officer since 2004
San Mateo, CA 94403-1906          Officer and       and Vice
                                  Vice President    President - AML
                                  - AML             Compliance since
                                  Compliance        February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)         Vice President    Since 2001            Not Applicable            Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Senior Vice       Since 2002            Not Applicable            Not Applicable
500 East Broward Blvd.            President and
Suite 2100                        Chief Executive
Fort Lauderdale, FL 33394-3091    Officer-
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President    Since 2000            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)           Vice President    Since 2000            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)     Vice President    Since 1996            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)                Vice President    Since 1994            Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)    President and     Since 2002            Not Applicable            Not Applicable
One Franklin Parkway              Chief Executive
San Mateo, CA 94403-1906          Officer -
                                  Investment
                                  Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)         Secretary         Since 2004            Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)          Treasurer         Since 2004            Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)              Vice President    Since 2005            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)               Chief Financial   Since 2004            Not Applicable            Not Applicable
500 East Broward Blvd.            Officer and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

*** Subsequent to August 31, 2006, Mr. Fortunato and Mr. Macklin each ceased to be a trustee of the Fund.

****  During the reporting period, Mr. Wade became a trustee.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers. Prior to August 31, 2006, Mr. Fred R. Millsaps ceased to be a trustee of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY AMERADA HESS CORPORATION), AND A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


36 | Annual Report

Templeton Emerging Markets Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 11, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and


                                                              Annual Report | 37

Templeton Emerging Markets Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report for the Fund showed its investment performance for the one-year period ended February 28, 2006, as well as the previous ten years ended that date in comparison to a Lipper performance universe consisting of the Fund and all retail and institutional emerging market funds as selected by Lipper. Such report considers total return on a fund net asset value basis without regard to market discounts or premiums in order to accurately reflect investment performance. The Lipper report showed the Fund's total return for the one-year period to be in the second-lowest quintile of such performance universe, and on an annualized basis to be in the second-lowest quintile of such universe for the previous three-year period as well, but to be in the second-highest and highest quintiles of such universe for the previous five- and ten-year periods, respectively. The Board was satisfied with such performance noting that the Fund's total return for the one-year period exceeded 32% and for the annualized three-year period exceeded 40% as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a Lipper selected expense group consisting of the Fund and the two other closed-end emerging markets funds. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by the other two funds within the Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of the other two funds. The Lipper effective management fee analysis considers administrative fees to be part of management fees and the results of such expense comparison showed the Fund's effective management fee rate to be the highest of such expense group, but within seven basis points of the group median, while its total actual expenses were at the median of such group. The Board


38 | Annual Report

Templeton Emerging Markets Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

found the Fund's management fee and expenses in comparison to those of the expense group to be acceptable in view of the Fund's investment performance and factors relating to its operation, such as the background and experience of its portfolio managers and research staff and their physical presence and coverage in the geographical areas in which the Fund invests.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. Fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end


                                                              Annual Report | 39

Templeton Emerging Markets Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board also noted that it had previously added a breakpoint to the Fund's investment management fee at the $1 billion level.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2006. Additionally, the Fund expects to file, on or about October 29, 2006, such certifications with its Form N-CSR for the year ended August 31, 2006.


40 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                                Michigan 6
Arizona                                Minnesota 6
California 7                           Missouri
Colorado                               New Jersey
Connecticut                            New York 7
Florida 7                              North Carolina
Georgia                                Ohio 6
Kentucky                               Oregon
Louisiana                              Pennsylvania
Maryland                               Tennessee
Massachusetts 6                        Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06

                                                   Not part of the annual report

     [LOGO](R)            100 Fountain Parkway
FRANKLIN TEMPLETON        P.O. Box 33030
    INVESTMENTS           St. Petersburg, FL 33733-8030

ANNUAL REPORT

TEMPLETON EMERGING MARKETS FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680-6578 www.melloninvestor.com/isd

FUND INFORMATION

1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager . Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed . These calls can be identified by the presence of a regular beeping tone.

TLEMF A2006 10/06






ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $33,461 for the fiscal year ended August 31, 2006 and $24,978 for the fiscal year ended August 31, 2005.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,961 for the fiscal year ended August 31, 2006 and $4,955 for the fiscal year ended August 31, 2005. The services for which these fees were paid included tax compliance and advise.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $204 for the fiscal year ended August 31, 2006 and $0 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $175,657 for the fiscal year ended August 31, 2006 and $340 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;
         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;
         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and
         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $179,822 for the fiscal year ended August 31, 2006 and $5,295 for the fiscal year ended August 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.      N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Limited in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issues. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-527-76788 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2005, and ending June 30, 2006.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


(a)(1) As of October 27, 2006, the portfolio managers of the Fund are as follows:

MARK MOBIUS, PH.D., MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT, LTD.

Dr. Mobius has been a manager of the Fund since inception. He has primary responsibility for the investments of the Fund. He has final responsibility over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

DENNIS LIM, DIRECTOR OF EMPLETON ASSET MANAGEMENT, LTD.

Based in Singapore, Mr. Lim has been a manager of the Fund since 2000, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1990.

TOM WU, DIRECTOR OF EMPLETON ASSET MANAGEMENT, LTD.

Based in Hong Kong, Mr. Wu has been a manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2006.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

---------------------------------------------------------------------------------------------------------
                                   ASSETS                       ASSETS OF
                  NUMBER          OF OTHER                     OTHER POOLED            ASSETS OF
                 OF OTHER        REGISTERED     NUMBER OF      INVESTMENTS                OTHER
                 REGISTERED      INVESTMENT     OTHER POOLED   VEHICLES     NUMBER OF   ACCOUNTS
                 INVESTMENT      COMPANIES      INVESTMENT      MANAGED      OTHERS     MANAGED
                 COMPANIES        MANAGED       VEHICLES        (X $1       ACCOUNTS    (X $1
NAME             MANAGED       (x $1 MILLION)   MANAGED/1      MILLION)/1   MANAGED/1   MILLION)/1
---------------------------------------------------------------------------------------------------------
Mark Mobius       7            11,587.0             22            14,950.0          5          1,731.7
---------------------------------------------------------------------------------------------------------
Dennis Lim        4             9,751.9              4             1,311.8          2            689.6
---------------------------------------------------------------------------------------------------------
Tom Wu            4             9,751.9              4             2,408.2          2            689.6
---------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance-based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio manager's focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics, which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

         o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

         o RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

         o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of one or more mutual funds, and options to purchase common shares of a Franklin Templeton fund. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of August 31, 2006 (such amounts may change from time to time):

         --------------------------------------------------------
                                   Dollar Range of Fund Shares
          Portfolio Manager        Beneficially Owned
         --------------------------------------------------------
         Mark Mobius               None
         --------------------------------------------------------
         Dennis Lim                None
         --------------------------------------------------------
         Tom Wu                    None
         --------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.            N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 26, 2006


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 26, 2006